SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2005

CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747
State or other	(Commission File No.)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

14142 Denver West Parkway, Suite 250
Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 278-8464

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition”.

On May 10, 2005, Canyon Resources Corporation, a Delaware corporation, issued a news release announcing its financial results for the three months ended March 31, 2005. A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1	Canyon Resources Corporation news release PR05-08 dated May 10, 2005.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the speculative nature of mineral exploration, commodity prices, production and reserve estimates, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION

Date: May 10, 2005	By: /s/ Richard T. Phillips
Richard T. Phillips
Treasurer and Corporate Secretary

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EXHIBIT INDEX

Exhibit

99.1	Canyon Resources Corporation news release PR05-08 dated May10, 2005

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